Third Quarter 2016 Results Conference Call Thursday, November 3, 2016 Exhibit 99.2

Safe Harbor Statement This presentation contains "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the opportunity growth potential of ILUVEN, the adoption of reimbursement coding in the Middle East, the market size in the Middle East, Alimera’s need for additional financing, and the potential for Alimera to expand geographically, extend the ILUVIEN label and become cash flow positive. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “contemplate,” “predict,” “project,” “target,” “likely,” “potential,” “continue,” “ongoing,” “will,” “would,” “should,” “could,” or the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to market acceptance and physician awareness of ILUVIEN in the U.S. and Europe, the regulatory environment in the Middle East and elsewhere, the outcome of future clinical trials, Alimera’s ability to contain its operating expenses, as well as other factors discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Alimera's Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at http://www.sec.gov. Additional factors may also be set forth in those sections of Alimera’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, to be filed with the SEC in the fourth quarter of 2016. In addition to the risks described above and in Alimera's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in this presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. © 2016 Alimera Sciences, Inc., All Rights Reserved 2

© 2016 Alimera Sciences, Inc., All Rights Reserved 3 Highlights Overall Revenue Growth 3Q15 3Q16 $8.3M $6.9M +20% • Grew revenues year over year, both in the US and international • Significant progress in obtaining reimbursement in new markets • Strengthened balanced sheet • Amended term loan with Hercules

© 2016 Alimera Sciences, Inc., All Rights Reserved 4 Real World Evidence - Europe Location N° of eyes (pts) Follow-up Medisoft 2nd data extract results (13 sites in the UK)1 290 Eyes (258 pts) Up to 722 days IRISS 2nd data extract (37 sites in UK, DE, PT)2 328 Eyes (292 pts) Up to 763 days 1. Bailey C. Alimera Sciences symposium at EURETINA 2015. 2. Chakravarthy U. Alimera Sciences Advisory Board held on March 12 2016 in Paris, France.

© 2016 Alimera Sciences, Inc., All Rights Reserved 5 United States Continued Growth and Continued Account Penetration 3Q15 3Q16 $6.2M $5.0M +24% U.S. Revenue Growth Two of Three Strongest Sales Months August and September 2016 were two of our three strongest sales months in the United States. Added 47 New Accounts During Third Quarter 2016 Over 450 U.S. accounts have used ILUVIEN to date

© 2016 Alimera Sciences, Inc., All Rights Reserved 6 Europe Continued Progress 3Q15 3Q16 $2.1M $1.9M +11% European Revenue Growth Germany Sixth consecutive quarter of unit volume growth, a record high in terms of ILUVIEN implants sold, despite seasonality UK Initiating discussions 4Q16 to amend reimbursement guidelines Portugal Strong growth year over year EURETINA Conference Strongest ever presence, 23 clinical presentations involving more than 450 cases of ILUVIEN use

© 2016 Alimera Sciences, Inc., All Rights Reserved 7 Expanding International Footprint Middle East Recently announced first sales and usage of ILUVIEN under agreement with MEAgate. Ireland Pricing approved in July Italy Distribution partner SIFI is in active discussions regarding pricing anticipate a decision by year end. If achieved, Italy launch anticipated during 2017

Financial Overview Rick Eiswirth, President & CFO

© 2016 Alimera Sciences, Inc., All Rights Reserved 9 Select Income Statement Data ($000’s) Three Months Ended September 30, 2016 Unaudited Results Three Months Ended September 30, 2015 Unaudited Results Revenue $8,298 $6,901 Gross Profit $7,812 $6,267 Gross Margin 94.1% 90.8% Net (Loss) From Operations ($7,243) ($8,444) Net (Loss) Applicable to Common Stockholders ($9,245) ($1,543)

© 2016 Alimera Sciences, Inc., All Rights Reserved 10 Select Balance Sheet Data ($000’s) As of September 30, 2016 Unaudited Results As of December 31, 2015 Cash & Cash Equivalents $33,853 $31,075 Total Current Assets $51,603 $45,159 Total Assets $74,980 $70,484 Total Current Liabilities $42,678 $39,933 Total Stockholder’s Equity $30,032 $26,320

Closing Remarks Dan Myers, CEO

Third Quarter 2016 Results Conference Call Thursday, November 3, 2016